EXHIBIT 10.30

                RECIPROCAL TELECOMMUNICATIONS SERVICES AGREEMENT
                         [VTS INTERNATIONAL TERMINATION]

THIS TELECOMMUNICATIONS SERVICES AGREEMENT ("Agreement") is entered into on June 23, 1998 (the "Effective Date"), between:

TELEGLOBE USA INC., a Delaware corporation having a business address at 1751 Pinnacle Drive, McLean, Virginia 22102 (hereinafter "Teleglobe"); and

IDX INTERNATIONAL, INC., a Virginia corporation having a business address at 12015 Lee Jackson Highway, Fairfax, Virginia 22033 (hereinafter "IDX");

and with Teleglobe, collectively referred to as the "Parties" and individually, a "Party".

                              W I T N E S S E T H:

WHEREAS, Teleglobe and IDX are providers of international telecommunications services; and

WHEREAS, IDX desires to purchase certain telecommunications services provided by Teleglobe and Teleglobe desires to purchase certain telecommunications services provided by IDX all as more fully described herein on the terms and conditions contained herein;

NOW THEREFORE, the Parties, in consideration of the mutual covenants and agreements hereinafter set forth, agree as follows:

1.   DESCRIPTION OF SERVICES

1.1 Teleglobe, either directly or through its authorized affiliates or underlying carriers, shall provide those telecommunications switching services and facilities to IDX to route IDX's international telecommunications traffic to and from various destinations around the world, as more particularly described in Annex 1-A attached hereto (the "Teleglobe Services"). IDX shall provide those telecommunications switching services and facilities to Teleglobe to route Teleglobe's international telecommunications traffic to and from various destinations around the world as more particularly described in Annex 1-B attached hereto (the "IDX Services"). Where applicable, the Teleglobe Services and the IDX Services shall be hereinafter jointly referred to as the "Services". Additional services may be added from time to time to this Agreement upon terms and conditions to be mutually agreed upon by the Parties and to be included by adding an amended Annex 1 to this Agreement.

1.2 The destinations offered by Teleglobe for the provision of the Teleglobe Services are listed in Annex 2-A attached hereto (the "Teleglobe Destinations"), which Destinations may be amended from time to time by Teleglobe by providing IDX with seven (7) days prior written notice. The destinations offered by IDX for the provision of the IDX Services are listed in Annex 2-B attached hereto (the "IDX Destinations"), which Destinations may be amended from time to time by IDX by providing Teleglobe with seven (7) days prior written notice. Where applicable, the Teleglobe Destinations and the IDX Destinations are hereinafter jointly referred to as the "Destinations".

2.   TERM

2.1 This Agreement shall commence on the Effective Date and shall continue for an initial term ("Term") of one (1) year. Thereafter this Agreement shall remain in effect unless terminated by either Party by providing a written six (6) months notice of termination to the other Party.

2.2 The Parties shall endeavor to provide the Teleglobe Services and IDX Services on the respective dates of completion of testing (the "Service Date"), and each Party shall notify the other Party when such testing for its respective service is completed.

3.   VOLUME COMMITMENT

     As of the Service Date, IDX shall send annually to the Destinations, via Teleglobe's facilities, the minimum volume of minutes of traffic, if any, set forth in Annex 2-A.

4.   OPERATIONAL AND COMMERCIAL MATTERS

4.1 The point of interconnection with IDX for the provision of Teleglobe Services by Teleglobe and the provision of IDX services by IDX shall be at 60 Hudson, Room 1206, New York, New York (the "lnterconnection Location"). IDX shall be responsible to procure, at its own expense, the necessary facilities or equipment required to deliver IDX traffic to Teleglobe's facilities at 60 Hudson. Teleglobe shall be responsible to procure, at its own expense, the necessary facilities or equipment required to deliver Teleglobe traffic to IDX's facilities at 60 Hudson.

4.2 The Parties shall coordinate the management of their respective system facilities, with each Party being responsible for providing and operating, at its own expense, its respective network facilities. The Parties also shall interface on a 24 hours/7 days a week basis to assist each other with the isolation and repair of any facility faults in their respective networks, and with the identification, investigation and mitigation of real time traffic flow problems to/from any service destination.

4.3 The Parties shall exchange prompt and accurate traffic forecasting information in order to allow the efficient provisioning of the Services. Initial forecasts shall be provided by each party prior to the Services Date and periodically thereafter as may be reasonably requested by either party. Such forecasts shall be in a form satisfactory to the Parties and shall specify the traffic volumes, daily and seasonal profiles and peak periods for each Destination.

4.4 Teleglobe reserves the right to cancel and/or temporarily suspend any or all of the Teleglobe Services if IDX engages in activities which, in the reasonable opinion of Teleglobe, may cause disruption or damage to Teleglobe's network of facilities. Teleglobe shall use commercially reasonable efforts to provide IDX with advance notice of such suspension and or cancellation and in any case shall endeavor to provide written confirmation of such suspension and or cancellation within a commercially reasonable time thereafter.

5.   PRICING AND BILLING

5.1 For the Teleglobe Services provided pursuant to this Agreement, IDX shall pay Teleglobe the rates (the "Rates") by Teleglobe Destination set forth in Annex 2-A attached hereto which Rates may be adjusted by Teleglobe from time to time by providing seven (7) days prior written notice to IDX. For the IDX Services provided pursuant to this Agreement Teleglobe shall pay IDX the rates (the "IDX Rates") by IDX Destination set forth in Annex 2-B attached hereto which IDX Rates may be adjusted by IDX from time to time by providing seven (7) days prior written notice to Teleglobe. The Teleglobe Rates and the IDX Rates shall hereinafter be jointly referred to as the "Rates".

5.2 As soon as practicable after the end of each month, the Parties shall submit invoices to each other on a monthly basis for their respective services provided hereunder. Such invoices shall be based on the chargeable duration of the calls routed pursuant to this Agreement. The invoice will include traffic by destination, tariffs by destination and total amount due. For purposes of this Agreement, Teleglobe Services chargeable calls shall begin when Teleglobe receives answer supervision, and IDX Services chargeable calls shall begin when IDX receives answer supervision.

5.3 All amounts due hereunder by either party shall be payable to the provider of services in U.S. Dollars in immediately available funds within fifteen
     (15) days of the date of invoice. If either party in good faith disputes any invoiced amount, it shall submit to the invoicing party within sixty
     (60) days following receipt of such disputed invoice, written documentation identifying the minutes and/or rates which are in dispute. The Parties shall investigate the matter and upon mutual agreement a credit against future invoices may be issued by the invoicing party. Any amounts due hereunder that are not paid when due shall accrue interest at the rate of one and one-half percent (1.5%) per month, compounded daily, beginning with the day following the date on which payment was due, and continuing until paid in full. The Parties may, subject to their mutual agreement in writing, offset amounts owing hereunder.

5.4 Either party may at any time require the other party hereto to issue a deposit, irrevocable letter of credit or other form of security acceptable to such party if the other party's financial circumstances or payment history is or becomes unacceptable to such party based upon reasonable supporting evidence.

5.5 All Rates and other charges due hereunder are exclusive of all applicable taxes, including value added tax, sales taxes, and duties or levies imposed by any authority, government or government agency, all of which shall be paid promptly when due by the party purchasing services hereunder.

6.   TERMINATION

6.1 In addition to any other rights at law or in equity, either party may terminate this Agreement immediately in the event that the other party (i) fails to make any payment when due hereunder; (ii) becomes insolvent or bankrupt or ceases paying its debts generally as they mature; or (iii) commits a breach of any of the terms of this Agreement (other than a breach of a payment obligation as addressed in (I) above) and fails to remedy such breach within thirty (30) days after receipt of written notice thereof from the non-breaching party.

6.2 In the event of any termination pursuant to this Article 6, both Parties shall pay the applicable Rates for any Services rendered through and including the date of termination as well as any amounts due on account of any minimum volume commitment obligations and Shortfall charges, if any, arising pursuant to Annex 2-A.

7.   LIMITATION OF LIABILITY

7.1 The Parties recognize that neither party has control over how a foreign administration or third party carrier establishes its own rules and conditions pertaining to international telecommunications services. The Parties agree that neither party shall be liable for any loss or damage sustained by the other party hereto, its interconnecting carriers or its end users due to any failure in or breakdown of the communication facilities associated with providing services hereunder, for any interruption or degradation of such services whatsoever shall be the cause or duration thereof.

7.2 In no event shall either Party be liable to the other for consequential, special or indirect losses or damages howsoever arising and whether under contract, tort or otherwise (including, without limitation, third party claims, loss of profits, loss of customers, or damage to reputation or goodwill).

8.   ASSIGNMENT

     This Agreement is personal to the Parties hereto and may not be assigned or transferred by either Party without the prior written consent of the other Party which will not be unreasonably withheld or delayed; except that Teleglobe may assign this Agreement without consent to any affiliated entity or successor in interest whether by merger, reorganization, or transfer of all or substantially all of its assets or otherwise.

9.   FORCE MAJEURE

     No failure or omission by either Party to carry out or observe any of the terms and conditions of this Agreement (other than any payment obligation) shall give rise to any claim against such Party or be deemed a breach of this Agreement if such failure or omission arises from an act of God, an act of Government, or any other circumstance commonly known as force majeure.

10.  CONFIDENTIALITY

10.1 For a period of two (2) years from the date of disclosure thereof, each Party shall maintain the confidentiality of all information or data of any nature ("Information") provided to it by the other Party hereto provided such Information contains a conspicuous marking identifying it as "Confidential" or "Proprietary". Each Party shall use the same efforts (but in no case less than reasonable efforts) to protect the Information it receives hereunder as it accords to its own Information. The above requirements shall not apply to Information which is already in the possession of the receiving Party through no breach of an obligation of confidentiality to the disclosing Party or any third Party, is already publicly available through no breach of this Article 10, or has been previously independently developed by the receiving Party. This Agreement shall not prevent any disclosure of Information pursuant to applicable law or regulation, provided that prior to making such disclosure, the receiving Party shall use reasonable efforts to notify the disclosing Party of this required disclosure. All Information provided by any Party to the other hereunder shall be used solely for the purpose for which it is supplied.

10.2 Without the prior written consent of the other Party hereto, neither Party shall (i) refer to itself as an authorized representative of the other Party hereto in promotional, advertising, or other materials, (ii) use the other Party's Iogos, trade marks, service marks, or any variations thereof in any of its promotional, advertising, or other materials, or (iii) release any public announcements referring to the other Party or this Agreement without first having obtained such Party's prior written consent.

11.  NOTICE

11.1 All notices, requests, or other communications hereunder shall be in writing, addressed to the parties as follows:

If to IDX:                  IDX International, Inc.
                            12015 Lee Jackson Highway
                            Fairfax, Virginia 22033
                            Attention: Jeff Gee, Executive Vice President
                            Facsimile: (703) 385-9134

If to Teleglobe:            Teleglobe USA Inc.
                            1751 Pinnacle Drive, Suite 1600
                            McLean, Virginia 22102
                            Attention: Vice President, General Manager
                            Facsimile: (703) 714-6653

11.2 Notices mailed by registered or certified mail shall be conclusively deemed to have been received by the addressee on the fifth business day following the mailing of sending thereof. Notices sent by telex or facsimile shall be conclusively deemed to have been received when the delivery confirmation is received. If either Party wishes to alter the address to which communications to it are sent, it may do so by providing the new address in writing to the other Party.

12.  COMPLIANCE WITH LAWS

12.1 The Parties shall not use the Services in any manner or for any purpose which constitutes a violation of applicable laws or the laws of any foreign jurisdiction in which the Services are being provided. This Agreement and the continuance hereof by the Parties is contingent upon the obtaining and the continuance of such approvals, consents, governmental and regulatory authorizations, licenses and permits as may be required or deemed necessary by the Parties, and the Parties shall use commercially reasonable efforts obtain and continue same in full force and effect. IDX further agrees to refrain from engaging in sales, advertising or marketing within or outside of the United States which Teleglobe believes could impair its or its affiliates' relationship with any overseas authority or carrier.

12.2 The Parties acknowledge that this Agreement is subject to Section 211 of the Communications Act, as amended, and shall govern Teleglobe's provision of the Teleglobe Services to IDX. The Parties also understand and agree that the terms and conditions hereof shall, in all cases, supersede any terms set forth in any Teleglobe tariff on file and then in effect with the Federal Communications Commission.

12.3 This Agreement and the continuance hereof by the Parties is contingent upon the obtaining and the continuance of such approvals, consents, governmental and regulatory authorizations, licenses and permits as may be required or deemed necessary by the Parties, and the Parties shall use commercially reasonable efforts obtain and continue same in full force and effect.

13.  MISCELLANEOUS

13.1 Any Article or any other provision of this Agreement which is or becomes illegal, invalid or unenforceable shall be severed herefrom and shall be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof, which provisions shall be severed from any illegal, invalid or unenforceable Article or any other provision of this Agreement and shall otherwise remain in full force and effect.

13.2 No waiver by either Party to any provisions of this Agreement shall be binding unless made in writing, any such waiver shall relate only to such specific matter, non-compliance or breach to which it relates to and shall not apply to any subsequent matter, non-compliance or breach.

13.3 The relationship between the Parties shall not be that of partners, and nothing herein contained shall be deemed to constitute a partnership between them or a merger of their assets or their fiscal or other liabilities or undertakings. Neither Party shall have the right to bind the other Party, except as expressly provided for herein.

13.4 This Agreement shall be governed by the laws of the Commonwealth of Virginia, without reference to its principles of conflict of laws. IDX irrevocably consents and submits to personal jurisdiction in the courts of the Commonwealth of Virginia for all matters arising under this Agreement.

13.5 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

13.6 This Agreement, including the following Annexes:

     Annex 1-A       Teleglobe Services
     Annex 1-B       IDX Services
     Annex 2-A       Teleglobe Destinations and Rates
     Annex 2-B       IDX Destinations and Rates

     represents the entire understanding between the Parties in relation to the matters herein and supersedes all previous agreements made between the Parties, whether oral or written. This Agreement may only be modified by a writing signed by both Parties.

     IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate, or caused this Agreement to be executed in duplicate by a duly authorized officer, as of the date first above written.

TELEGLOBE USA-INC.                       IDX INTERNATIONAL, INC.

By: /s/ John Cole II                     By: /s/ Jeffey J. Gee
----------------------------------       ---------------------------------------
Name: John Cole II                       Name: Jeffey J. Gee
----------------------------------       ---------------------------------------
Title: PRESIDENT                         Title: EXECUTIVE VICE PRESIDENT
----------------------------------       ---------------------------------------


                APPROVED
                TELEGLOBE
             Law Department
             ?? for 6/24/98

                                    ANNEX 1-A

                               TELEGLOBE SERVICES

1. International Direct Distance Dialing (IDDD) -- Teleglobe will connect facilities to route international telecommunications traffic (IDDD type) and will arrange with authorized international carriers to provide service to various destinations around the world.

                                    ANNEX 1-B

                                  IDX SERVICES

1. International Direct Distance Dialing (IDDD) -- IDX will connect facilities to route international telecommunications traffic (IDDD type) and will arrange with authorized international carriers to provide service to various destinations around the world.

                                   ANNEX 2-A ,

                        TELEGLOBE DESTINATIONS AND RATES

1.0      DESTINATIONS AND RATES

         Destination                Price          Effective Date
         -----------                -----          --------------
                                    (US$)

2.0      MINIMUM VOLUME COMMITMENT

                                                     NONE

                                     ANNEX 2
                        DESTINATIONS AND SERVICE PRICING
                     IMTS RATES PER MINUTE IN US DOLLARS FOR
                             IDX INTERNATIONAL INC.

DESTINATIONS                             COUNTRY CODES                 RATES
------------                             -------------                -------
Albania                                       355                     $0.3000
Algeria                                       213                     $0.3400
American Samoa                                684                     $0.4600
Andorra                                       376                     $0.3100
Angola                                        244                     $0.4900
Anguilla                                   809497                     $0,4400
Antarctica                                      0                     $0.2900
Antigua & Barbuda                          809460                     $0.4300
Argentina                                      54                     $0.4300
Argentina - Buenos Aires                      541                     $0.4700
Armenia                                       374                     $0.5200
Aruba                                         297                     $0.3500
Ascension Island                              247                     $0.6200
Australia                                      61                     $0,0950
Austria                                        43                     $0.1550
Azerbaijan                                    994                     $0.3375
Bahamas                                    809321                     $0.2175
Bahrain                                       973                     $0.6200
Bangladesh                                    880                     $0.8100
Barbados                                   809228                     $0.4700
Belarus                                       375                     $0.3400
Belgium                                        32                     $0.1350
Belize                                        501                     $0.6400
Benin                                         229                     $0.5500
Bermuda                                    809231                     $0.2250
Bhutan                                        975                     $0,6400
Bosnia-Hercegovina                            387                     $0.3800
Botswana                                      267                     $0.4400
Brazil                                         55                     $0.4000
Brazil (Mobile)                                                       $0.4000
Brazil (Rio De Janeiro                       5521                     $0.4000
Brazil (Sao Paolo)                           5511                     $0.4000
British Virgin Islands                     809275                     $0.3150
Bulgaria                                      359                     $0.2800
Burkina Faso                                  226                     $0.5500
Burundi                                       257                     $0.5400
Cambodia                                      855                     $0.7700
Cameroon                                      237                     $0.6000
Canada (Rest of)                                                      $0.0700
-----------------------------------------------------------------------------

Agreement between TELEGLOBE          Effective 6/19/98    Updated 6/19/98                         6/19/98
and IDX International Inc.           TELEGLOBE_____, IDX International Inc. _JG_               Page 1 of 7

                                          Confidential and Proprietary

                                     ANNEX 2
                        DESTINATIONS AND SERVICE PRICING
                     IMTS RATES PER MINUTE IN US DOLLARS FOR
                             IDX INTERNATIONAL INC.

DESTINATIONS                             COUNTRY CODES                 RATES
------------                             -------------                 -----
Canada - Codes 416,514,905                                            $0.0500
Canary Isl                                     34                     $0.2800
Cape Verde                                    238                     $0.4900
Cayman Islands                             809945                     $0.3300
Central African Republic                      236                     $0.7800
Chad                                          235                     $0.9400
Chile                                          56                     $0.2500
China                                          86                     $0.4800
Christmas Islands                             672                     $0.3100
Cocos Islands                                                         $0.2500
Colombia                                       57                     $0.4600
Colombia (Bogota)                             571                     $0.3800
Colombia -Cali                               5723                     $0.4500
Colombia - Medallin                           574                     $0.3700
Comoros                                       269                     $0.7000
Congo                                         242                     $0.6200
Cook Islands                                  682                     $0.8800
Costa Rica                                    506                     $0.3900
Croatia                                       385                     $0.2800
Cuba                                           53                     $0.5300
Cuba - Guantanamo                              53                     $0.5300
Cyprus                                        357                     $0.2900
Czech Republic                                 42                     $0.2600
Denmark                                        45                     $0.1100
Diego Garcia                                  246                     $0.6500
Djibouti                                      253                     $0.6400
Dominica                                      596                     $0.5300
Dominican Republic                         809220                     $0.2450
Ecuador                                       593                     $0.5000
Egypt                                          20                     $0.6200
El Salvador                                   503                     $0,4000
Equatorial Guinea                             240                     $0.8100
Eritrea                                       297                     $0.9100
Estonia                                       372                     $0.2900
Ethiopia                                      251                     $0.8200
Falkland Islands                              500                     $0.5000
Faroe Islands                                 298                     $0.2900
Fiji                                          679                     $0.7000
Finland                                       358                     $0.1500
-----------------------------------------------------------------------------

Agreement between TELEGLOBE          Effective 6/19/98    Updated 6/19/98                         6/19/98
and IDX International Inc.           TELEGLOBE____, IDX International Inc. _JG_               Page 2 of 7

                                          Confidential and Proprietary

                                     ANNEX 2
                        DESTINATIONS AND SERVICE PRICING
                     IMTS RATES PER MINUTE IN US DOLLARS FOR
                             IDX INTERNATIONAL INC.

DESTINATIONS                              COUNTRY CODES                RATES
------------                              -------------                -----
France                                         33                     $0.1350
France - Paris                                331                     $0.1350
French Guiana                                 594                     $0.4200
French Polynesia                              689                     $0.6000
Gabon                                         241                     $0.5800
Gambia                                        220                     $0.4100
Georgia                                       995                     $0.6000
Germany                                        49                     $0.0800
Germany - Frankfurt                          4969                     $0.0800
Germany - Mobile                                                      $0.1400
Ghana                                         233                     $0.4800
Gibraltar                                     350                     $0.3500
Greece                                         30                     $0.3150
Greenland                                     299                     $0.4400
Grenada                                    809440                     $0.5200
Guadeloupe                                    809                     $0.3500
Guam                                          671                     $0.1200
Guatemala                                     502                     $0.4750
Guinea                                        224                     $0.4800
Guinea Bissau                                 245                     $0.8800
Guyana                                        592                     $0.6200
Haiti                                         509                     $0.5000
Honduras                                      504                     $0.4400
Hong Kong                                     852                     $0.2100
Hungary                                        36                     $0.2200
Iceland                                       354                     $0.2250
India                                          86                     $0.6800
India - Madras                               8644                     $0.6550
India - New Delhi                            8611                     $0.6400
Indonesia                                      62                     $0.5100
Inmarsat A AOR                                  0                     $6.5000
Iran                                           98                     $0.6900
Iraq                                          964                     $0.8600
Ireland                                       353                     $0.1050
Ireland - Dublin                             3531                     $0.0900
Israel                                        972                     $0.1900
Italy                                          39                     $0.1450
Italy - Milan                                 392                     $0,1450
Italy - Mobile                                                        $0.2000
-----------------------------------------------------------------------------

Agreement between TELEGLOBE          Effective 6/19/98    Updated 6/19/98                         6/19/98
and IDX International Inc.           TELEGLOBE____, IDX International Inc. _JG_               Page 3 of 7

                                          Confidential and Proprietary

                                     ANNEX 2
                        DESTINATIONS AND SERVICE PRICING
                     IMTS RATES PER MINUTE IN US DOLLARS FOR
                             IDX INTERNATIONAL INC.

DESTINATIONS                             COUNTRY CODES                 RATES
------------                             -------------                 -----
Italy - Rome                                  396                     $0.1450
Ivory Coast                                   225                     $0.7700
Jamaica                                    809287                     $0.5500
Japan                                          81                     $0.2000
Japan (Tokyo)                                 813                     $0.2000
Jordan                                        962                     $0.5700
Kazakhstan                                      7                     $0.5300
Kenya                                         254                     $0.6300
Kiribati                                      686                     $0.7300
Kuwait                                        965                     $0.6900
Kyrghyzstan                                     7                     $0.5400
Laos                                          856                     $0,7200
Latvia                                        371                     $0.3000
Lebanon                                       961                     $0.6000
Lesotho                                       266                     $0,4200
Liberia                                       231                     $0.4600
Libya                                         218                     $0.3200
Lithuania                                     370                     $0.3600
Luxembourg                                    352                     $0.1700
Macau                                         853                     $0.4200
Macedonia                                     389                     $0.4200
Madagascar                                    261                     $0.6800
Malawi                                        265                     $0.3800
Malaysia                                       60                     $0.2675
Maldives                                      960                     $0.6500
Mali                                          223                     $0.7300
Malta                                         356                     $0.2700
Mariana Islands                                 0                     $0.4600
Marshall Islands                              692                     $0.4350
Martinique                                    809                     $0.4100
Mauritania                                    222                     $0.5000
Mauritius Island                              230                     $0.5800
Mayotte                                       269                     $0.4800
Mexico (Off-Peak)                              52                     $0.3000
Mexico (Peak)                                  52                     $0.3000
Mexico - Guadalajara                          523                     $0.2700
Mexico - Mexico City                          525                     $0.2800
Mexico - Monterrey                           5283                     $0.2700
Micronesia                                    691                     $0.7000
-----------------------------------------------------------------------------

Agreement between TELEGLOBE          Effective 6/19/98    Updated 6/19/98                         6/19/98
and IDX International Inc.           TELEGLOBE____, IDX International Inc. _JG_               Page 4 of 7

                                          Confidential and Proprietary

                                     ANNEX 2
                        DESTINATIONS AND SERVICE PRICING
                     IMTS RATES PER MINUTE IN US DOLLARS FOR
                             IDX INTERNATIONAL INC.

DESTINATIONS                                 COUNTRY CODES               RATES
------------                                 -------------               -----
Monaco                                           33                     $0.1900
Mongolia                                        976                     $0.9000
Montserrat                                   809491                     $0.5500
Morocco                                         212                     $0.4200
Mozambique                                      258                     $0.5000
Myanmar (Burma)                                  95                     $0.9100
Namibia                                         264                     $0.4600
Nauru                                           674                     $0.7200
Negara (Brunei)                                 673                     $0.4500
Nepal                                           977                     $0.7600
Netherland Antilles                             599                     $0.3000
Netherlands                                      31                     $0.1400
New Caledonia                                   687                     $0.5900
New Zealand                                      64                     $0.1700
Nicaragua                                       505                     $0.5400
Niger                                           227                     $0.5600
Nigeria                                         234                     $0.6500
Niue                                            683                     $0.9300
Norfolk Island                                  672                     $0.5400
North Korea                                     850                     $0.7900
Norway                                           47                     $0.1600
Oman                                            968                     $0.7050
Pakistan (Off-Peak)                              92                     $0.7200
Pakistan (Peak)                                  92                     $0.8000
Palau                                           680                     $0.6600
Panama                                          507                     $0.5400
Papua New Guinea                                675                     $0.4300
Paraguay                                        595                     $0.5900
Peru                                             51                     $0.5400
Philippines                                      63                     $0.3200
Poland                                           48                     $0.2500
Portugal                                        351                     $0.3000
Puerto Rico                                     809                     $0.1420
Qatar                                           974                     $0.7150
Reunion Island                                  262                     $0.4800
Romania                                          40                     $0.4100
Russia                                            7                     $0.3500
Russia - Moscow                                   7                     $0.3500
Russia - Overlay                                                        $1.1100
-------------------------------------------------------------------------------

Agreement between TELEGLOBE          Effective 6/19/98    Updated 6/19/98                         6/19/98
and IDX International Inc.           TELEGLOBE____, IDX International Inc. _JG_               Page 5 of 7

                                          Confidential and Proprietary

                                     ANNEX 2
                        DESTINATIONS AND SERVICE PRICING
                     IMTS RATES PER MINUTE IN US DOLLARS FOR
                             IDX INTERNATIONAL INC.

DESTINATIONS                              COUNTRY CODES                RATES
------------                              -------------                -----
Russia - St. Petersburg                      7812                     $0.3500
Rwanda                                        250                     $0.8100
San Marino                                    378                     $0.4100
Sao Tome & Principe                           239                     $0.9050
Saudi Arabia                                  966                     $0.6900
Senegal                                       221                     $0.8500
Serbia                                        381                     $0.4050
Seychelles                                    248                     $0.7300
Sierra Leone                                  232                     $0.6800
Singapore                                      65                     $0.3200
Slovakia                                       42                     $0.2500
Slovenia                                      386                     $0.2250
Soloman Islands                               677                     $0.7000
Somalia                                       252                     $0.8500
South Africa                                   27                     $0.4600
South Korea                                    82                     $0.3000
Spain                                          34                     $0.2500
Spain - Barcelona                             343                     $0.2200
Spain - Madrid                                341                     $0.2200
Sri Lanka                                      94                     $0.7400
St. Helena                                    290                     $0.6600
St. Kitts & Nevis                             590                     $0.4300
St. Lucia                                  809450                     $0.5100
St. Pierre & Miquelon                         508                     $0.2800
St. Vincent & Grenadines                   809456                     $0.5900
Sudan                                         249                     $0.4000
Suriname                                      597                     $0.8300
Swaziland                                     268                     $0.2000
Sweden                                         46                     $0.0950
Switzerland                                    41                     $0.1550
Syria                                         963                     $0.5200
Taiwan                                        886                     $0.3900
Tajikistan                                      7                     $0.4300
Tanzania                                      255                     $0.4800
Thailand                                       66                     $0.4900
Togo                                          228                     $0.6500
Tonga                                         676                     $0.8100
Trinidad & Tobago                          809622                     $0.5550
Tunisia                                       216                     $0.3700
-----------------------------------------------------------------------------

Agreement between TELEGLOBE          Effective 6/19/98    Updated 6/19/98                         6/19/98
and IDX International Inc.           TELEGLOBE____, IDX International Inc. _JG_               Page 6 of 7

                                          Confidential and Proprietary

                                     ANNEX 2
                        DESTINATIONS AND SERVICE PRICING
                     IMTS RATES PER MINUTE IN US DOLLARS FOR
                             IDX INTERNATIONAL INC.

DESTINATIONS                              COUNTRY CODES                RATES
------------                              -------------                -----
Turkey                                         90                     $0.3850
Turkmenistan                                    7                     $0.6800
Turks & Caicos Islands                     809941                     $0.4400
Tuvalu                                        688                     $0.6900
Uganda                                        256                     $0.4300
Ukraine                                       380                     $0.3800
United Arab Emirates                          971                     $0.5400
United Kingdom                                 44                     $0.0400
United Kingdom - Mobil                                                $0.1200
Uruguay                                       598                     $0.5800
US Virgin Isl                                 809                     $0.0800
USA - Contiguous                                                      $0.0500
Uzbekistan                                      7                     $0.5600
Vanuatu                                       678                     $0.6800
Venezuela                                      58                     $0.3550
Vietnam                                        84                     $0.8350
Wallis & Futuna                               681                     $0.3800
Western Samoa                                 685                     $0.5800
Yemen                                         967                     $0.6400
Zaire                                         243                     $0.5800
Zambia                                        260                     $0.6100
Zimbabwe                                      263                     $0.3600
-----------------------------------------------------------------------------

Agreement between TELEGLOBE          Effective 6/19/98    Updated 6/19/98                         6/19/98
and IDX International Inc.           TELEGLOBE____, IDX International Inc. _JG_               Page 7 of 7

                                          Confidential and Proprietary